                      SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 18, 1999
                                                          --------------


                              VERTEL CORPORATION
           ---------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)



         California                   0-19640                   95-3948704
----------------------------         -----------            ------------------
(State or Other Jurisdiction         (Commission            (IRS Employer
     of Incorporation)               File Number)           Identification No.)


21300 Victory Boulevard, Suite 1200, Woodland Hills, California        91367
---------------------------------------------------------------      ----------
         (Address of principal executive offices)                    (Zip Code)



      Registrant's telephone number, including area code:  (818) 227-1400
                                                           --------------



                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On March 18, 1999, Vertel Corporation, a California corporation ("Vertel"), acquired Expersoft Corporation, a California corporation ("Expersoft"), pursuant to an Agreement and Plan of Merger and Reorganization dated February 23, 1999 and amended March 12, 1999, among Vertel, Expersoft and Expersoft Acquisition Corp., a California corporation ("Subsidiary"). Subsidiary was a newly-created wholly owned subsidiary of Vertel, and the acquisition was effected by the merger of Subsidiary with and into Expersoft (the "Merger"), with Expersoft becoming a wholly owned subsidiary of Vertel.

     Vertel will pay $1,980,000 in cash to the shareholders of Expersoft. $600,000 of this $1,980,000 was placed in an escrow under an Escrow and Indemnity Agreement dated as of March 12, 1999 among Vertel, Mr. Andrew Chedrick, as representative of the shareholders of Vertel, and BD Escrow, as escrow agent, to secure Vertel's indemnification rights in connection with the Merger. The price was determined by negotiation between Vertel and Expersoft. In addition to its $1,980,000 purchase price for Expersoft, Vertel will contribute an aggregate of $1,020,000 in cash to Expersoft to be used to satisfy obligations of Expersoft to make payments to employees of Expersoft pursuant to its 1999 Change of Control Plan.

     Vertel obtained the funds for the Merger from its working capital. Prior to the Merger, there were no material relationships between Expersoft or its shareholders and Vertel, any of its affiliates, officers or directors, or any associate of any of its officers or directors.

     Expersoft develops computer software, and is a pioneer in distributed object computing technologies.

Item 7(c).  Exhibits.

       2.1 Agreement and Plan of Merger and Reorganization, dated February 23, 1999, among Vertel Corporation, Expersoft Corporation and Expersoft Acquisition Corp., and Corresponding Amendment No. 1 dated March 12, 1999.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 VERTEL CORPORATION
                                     (Registrant)


Date: April 1, 1999              By:   /s/ Gordon L. Almquist
                                      -----------------------------------
                                       Gordon L. Almquist
                                       Vice President of Finance, Chief
                                       Financial Officer and Assistant Secretary




                               INDEX TO EXHIBITS


       Exhibit No.       Description
       -----------       -----------
          2.1            Agreement and Plan of Merger and Reorganization, dated
                         February 23, 1999, among Vertel Corporation, Expersoft
                         Corporation and Expersoft Acquisition Corp., and
                         Corresponding Amendment No. 1 dated March 12, 1999
                         (incorporated herein by reference to Exhibit 2.2 to the
                         Annual Report on Form 10-K of Vertel Corporation for
                         the fiscal year ended December 31, 1998, file no. 0-
                         19640)